Lafayette Square USA, Inc.

December 31, 2025 Results

EXPLORE OUR INTERACTIVE REPORT ON OUR WEBSITE AT:
https://www.lafayettesquarebdc.com/results

Our Annual Report on Form 10-K for the year ended December 31, 2025 has been filed with the SEC.

Important Information

This document may not be copied, reproduced, or disclosed without Lafayette Square's express written permission. This presentation does not constitute an offer to sell or solicitation of an offer to purchase any securities. Any such offer may only be made by delivery of a confidential private placement memorandum for Lafayette Square USA, Inc. (the "BDC"), managed by LS BDC Adviser , LLC ("LS Adviser"). This presentation should not be the sole basis for investment decisions. Contents should not be construed as legal, tax, inve stment, or other advice. There is no assurance the BDC will achieve its investment objectives. An investor could lose all or substantially all of their investment.

This presentation may contain "forward-looking statements" (which can be identified by the use of terminology such as "may," "will," "should," "expect," "anticipate, "project," "estimate," "intend," "continue" or "believe" or the negatives thereof or other variations thereon or comparable terminology) relating to future events, performance, or financial condition. These statements are not guarantees and involve risks and uncertainties, including those related to: future operating results; business and portfolio company prospects; competition for investments; third-party arrangements; conflicts of interest with LS Adviser; dependence on the general economy; portfolio companies' ability to achieve objectives; use of leverage; and adequacy of financing sources. Actual results may differ materially due to economic changes, disruptions from terrorism or natural disasters, political or industry changes, interest rate and capital market conditions, regulatory changes, LS Adviser's ability to source and manage investments, and other factors described in SEC filings. Do not place undue reliance on forward -looking statements.

Information herein is based on data reasonably available as of the date of this presentation and may not be complete. Lafayette Square undertakes no duty to update this information. Sources are believed reliable but cannot be guaranteed for accuracy or completeness. No representation or warranty is given as to the accuracy of information herein. Past performance is not a guarantee or projection of future results.

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

01

Performance

BDC Performance Highlights

Metric	Value	Comparison
Total assets [1]	$1B	vs. $771M FY2024
Portfolio companies	54	vs. 34 in FY2024
Institutional ownership	94%	
Weighted average yield (at FMV) [2]	10.6%	
Distribution rate [3]	9.4%	vs. 8.9% FY2024
ITD distributions declared [3]	$72M	
Investments at FMV	$789M	
Net interest margin [4]	4.6%	
Asset coverage ratio [5]	221%	
Non-sponsored mix [6]	47.1%	

Key Year-Over-Year Metrics

Metric	FY2025	FY2024
Total Assets (in thousands) [1]	**$1,003,473**	$770,551
Portfolio Companies	**54**	34
Total Net Assets (in thousands)	**$411,329**	$352,406
Distribution Rate [3]	**9.4%**	8.9%
Shares Outstanding	**27,776,022**	23,797,438

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

BDC Performance Highlights (continued)

Investments at Fair Value ($M)



$900M
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0
60
50
40
30
20
10
0
$331
22
$422
26
$461
29
$557
34
$669
42
$732
45
$747
47
$789
54
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25

Portfolio Growth

59% Increase

Portfolio Companies
(34 → 54) year-over-year

Fair Value Growth

42% Increase

in investments at FMV
($557M → $789M) year-over-year

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

02

Spread

Spread Highlights

10.6%	6.5%	4.6%	$84.7M
Weighted Average Yield (at FMV) [2]	Weighted Average Spread [7]	Net Interest Margin [4]	Total Investment Income [8]

Net Interest Margin

Economic Analysis of Interest Rates



12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
11.8%
11.4%
11.1%
11.1%
10.7%
10.6%
8.9%
8.9%
9.5%
9.4%
9.4%
9.4%
6.6%
6.1%
6.1%
6.1%
6.1%
6.0%
4.6%
4.3%
4.3%
4.3%
4.0%
3.7%
Sep 24
Dec 24
Mar 25
Jun 25
Sep 25
Dec 25
Net Interest Margin
4.6%
Weighted Average Yield (FMV)
Distribution Rate
Weighted Average Cost of Debt [11]
3-Mo SOFR [12]

Funding Sources				
ING Revolver	$277.0M	SOFR+	Maturity 2029	$300M Capacity
SBA Debentures [9]	$230.0M	Fixed rate	10-yr	$350M Capacity
Sr. Unsecured Notes	$65.0M	7.00% Fixed	Maturity 2030	

BBB (low) / Stable Trend — Morningstar DBRS [10]

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Asset-Liability Matching



$350M
$300M
$250M
$200M
$150M
$100M
$50M
$0M
3.3 Yrs
WA Asset Maturity
5.8 Yrs
WA Debt Maturity
$91.8M
$84.1M
$119.4M
$184.4M
$277.0M
$228.3M
$65.0M
$81.2M
$230.0M
2026
2027
2028
2029
2030
Later or No Maturity
Investment Maturities [13]
Debt Maturities [14]

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

03

Credit

Credit & Portfolio Highlights

0.9% Non-Accrual Rate [15]	98.4% FMV / Par [16]	0% Direct SaaS Exposure [17]
85.4% Floating Rate [18]	2 Weighted Average # of Covenants [19]	5.7% Watch Listed Rate [20]

Borrower Performance Metrics

Metric	FY2025	FY2024
Weighted Average Interest Coverage [21]	**2.6x**	2.4x
Weighted Average Net Leverage [22]	**3.6x**	3.7x
Weighted Average LTV [23]	**49.0%**	53.1%
Weighted Average Duration (years) [24]	**3.3**	3.4
Weighted Average Spread [7]	**6.5%**	6.7%
Avg FMV / Portfolio Company	**$14.6M**	$16.4M
First Lien Senior Secured [25]	**87.4%**	97%

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Credit & Portfolio Highlights (continued)

Top 10 Industry Exposures[26]



% Port.
Professional Services
10.4%
FMV: $82.2M
Commercial Services & Supplies
9.2%
FMV: $72.9M
Construction & Engineering
7.0%
FMV: $55.2M
Media
5.0%
FMV: $39.3M
Diversified Financial Svcs
4.8%
FMV: $37.8M
Specialized Consumer Services
7.0%
FMV: $55.1M
Health Care Providers & Services
4.8%
FMV: $37.7M
Hotels, Restaurants, & Leisure
8.4%
FMV: $66.0M
Road & Rail
5.7%
FMV: $45.1M
IT Services
4.7%
FMV: $37.2M

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Credit & Portfolio Highlights (continued)

Portfolio by Region[8]

Deal Count & Fair Market Value ($M)



Empire

FMV: $249M

(14)



Far West Region

FMV: $137M

(8)



Gulf Coast Region

FMV: $132M

(9)



Mid-Atlantic

FMV: $121M

(9)



Great Lakes

FMV: $77M

(4)



Southeast

FMV: $38M

(6)



Cascade Region

FMV: $18M

(1)

Four Corners Region

FMV: $8M

(2)



Northeast

FMV: $10M

(1)

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

04

Goal2030™

Goal2030™ Highlights[27]

Working-Class Jobs[28]

16.5K



Target: 100K 16.5% of target

Capital in Working-Class Places[29]

55%


50

Target: 50% 5% over target

Managerial Assistance Adoption[30]

39%



Target: 50% 62% of target

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Goal2030™ Highlights (continued)

Human Capital Indicators vs. National Average



Indicator
Employee Turnover (Annual) [31]
43%
41%
Healthcare Participation [32]
45%
39%
Retirement Participation [33]
53%
41%
Managerial Assistance Adoption (Lead Deals)
44%
69%
National Average
LS Portfolio

$356,999 ITD

Cumulative Borrower Interest Rate Step-Downs (ING facility) [34]

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Consolidated Statements of Assets and Liabilities

Dollar amounts in thousands, except per share data. As of the fiscal year ended December 31.

	Dec. 31, 2025	Dec. 31, 2024
Assets		
Investments, at Fair Value	$789,213	$557,087
Cash and cash Equivalents	199,187	202,452
Interest receivable	2,964	1,848
Deferred financing and other assets	12,109	9,164
Total Assets	**$1,003,473**	**$770,551**
Liabilities		
Secured borrowings	276,982	208,232
SBA-guaranteed debentures	230,000	192,505
Notes payable	63,402	—
Distributions payable	9,239	7,853
Interest and financing payable	7,517	3,044
Management fee payable	1,841	1,375
Incentive fee payable	1,516	1,578
Other Liabilities	1,647	1,558
Total Liabilities	**$592,144**	**$418,145**
Net Assets		
Total Net Assets	**$411,329**	**$352,406**
Shares Outstanding	27,776,022	23,797,438
NAV Per Share [35]	**$14.81**	**$14.81**

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Consolidated Statements of Operations

Dollar amounts in thousands, except per share data. As of the fiscal year ended December 31.

	FY2025	FY2024	FY2023
Investment Income			
Interest Income from Non-Controlled/Non-Affiliated Investments	$77,234	$48,297	$15,440
Interest income from Non-Controlled/Affiliated Investments	953	3,120	3,127
Interest income from Controlled/Affiliated Investments	74	—	—
Fee Income	1,892	1,135	70
Interest from Cash & Cash Equivalents	4,497	3,682	2,114
Total Investment Income	**$84,650**	**$56,234**	**$20,751**
Expenses			
Interest & Financing Expenses	$29,229	$10,255	$2,049
Management Fee	6,617	4,136	1,640
Incentive Fee	6,259	5,272	1,615
General & Administrative Expenses	2,744	2,441	3,827
Legal & Professional Fees	2,219	2,124	1,422
Administrative Services Fee	1,800	2,048	1,485
Income Tax Expense	262	371	—
Total Expenses	**$49,130**	**$26,647**	**$12,038**
Net Investment Income	**$35,520**	**$29,587**	**$8,713**

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Consolidated Statements of Operations (continued)

Dollar amounts in thousands, except per share data. As of the fiscal year ended December 31.

	FY2025	FY2024	FY2023
Realized & Unrealized Gains (Losses)			
Total Net Realized Gains (Losses) on Investments	$203	$98	—
Total net change in unrealized gains (losses) on investments	(1,452)	(1,846)	2,272
Net increase (decrease) in net assets resulting from operations	**$34,271**	**$27,839**	**$10,985**
Per Share Data [33]			
Weighted average common shares outstanding	24,809,858	22,531,521	10,910,180
Net Investment Income	$1.43	$1.31	$0.80
Earnings Per Share	$1.38	$1.24	$1.01
Dividend Declared	$1.40	$1.26	$0.80

Note: Please refer to the end of this presentation for additional disclosures and sources. Past performance is not indicative of future results.

Notes and Definitions

[1] Total assets per Consolidated Balance Sheet, including investments at FMV, cash, and other assets. As of December 31, 2025.

[2] Weighted Average Yield at FMV is one component of performance; not a proxy for overall BDC return. Does not reflect fees, borrowing costs, or expenses. Actual investor returns may be materially lower.

[3] Distribution Rate: annualized distribution per share ($0.35/share declared December 19, 2025) divided by NAV per share as of December 31, 2025. Not indicative of future distributions; subject to Board discretion. Not to be confused with yield or total return. ITD figure as of December 31, 2025.

[4] Net Interest Margin: WA Yield minus WA Cost of Debt. Cost of Debt = actual interest expenses / daily avg. total debt. SOFR source: CME Group.

[5] Asset coverage ratio: total assets / total borrowings. Minimum 150% required under the Investment Company Act of 1940, as amended. Portfolio declines could reduce this ratio.

[6] Non-sponsored: companies not substantially owned/managed by asset management firms raising committed third-party capital for controlling stakes.

[7] Based on contractual spread at funding. Base rates: SOFR and Prime. SOFR spread used for dual-option loans; Prime spread for Prime-only.

[8] Target Regions per Form 10-K: Cascade (AK, ID, OR, WA), Empire (NY, NJ, CT, PA), Far West (CA, HI, NV), Four Corners (AZ, CO, NM, UT), Great Lakes (IL, IN, MI, MN, OH, WI), Gulf Coast (AR, LA, OK, TX), Mid-Atlantic (DE, KY, MD, NC, SC, TN, VA, WV, DC), Northeast (ME, MA, NH, RI, VT), Plains (IA, KS, MO, MT, NE, ND, SD, WY), Southeast (AL, GA, FL, MS, PR). Total investment income is pre-fees.

[9] Combined $350.0M debenture capacity across LS SBIC, LP and LS SSBIC, LP. As of December 31, 2025: $290.0M committed, $230.0M outstanding.

[10] LS BDC has been assigned a Long-Term Issuer Rating and a Long-Term Senior Debt credit rating of BBB (low) with a Stable Trend by Morningstar DBRS. A credit rating is not a recommendation to buy, sell, or hold securities and may be subject to revision, suspension, or withdrawal at any time by Morningstar DBRS. Ratings address credit risk only and do not address other risks, including but not limited to liquidity risk, market risk, or price volatility. The rating reflects only the views of Morningstar DBRS at the time of issuance, and Morningstar DBRS is not obligated to update or maintain the rating. Investors should not rely solely on credit ratings when making investment decisions. Information regarding the rating methodology and criteria used by Morningstar DBRS is available at dbrs.morningstar.com.

[11] WA Cost of Debt: interest expenses on debt / daily avg. total debt outstanding. May change due to rate movements, refinancing, or new facilities.

[12] SOFR source: cmegroup.com/market-data/cme-group-benchmark-administration/term-sofr.html.

[13] Investment Maturities: represents the aggregate fair value of the BDC's debt investments maturing in each period, based on contractual maturity dates as set forth in the Consolidated Schedule of Investments. Actual maturities may differ from contractual maturities due to prepayments, extensions, defaults, or other factors. Maturity profiles are subject to change and should not be viewed as indicative of future cash flows or liquidity.

[14] Debt Maturities: represents the aggregate principal amount of the BDC's outstanding borrowings maturing in each period, including the ING revolving credit facility, SBA-guaranteed debentures, and senior unsecured notes. Actual repayment timing may differ from contractual maturity due to refinancing activity, early repayment, or amendments to existing facilities. Debt maturity profiles are subject to change and should not be viewed in isolation.

[15] Non-Accrual Rate: non-accrual share of investments as % of total investments at FMV.

[16] FMV/PAR: total investments at FMV / total funded par per Consolidated Schedule of Investments.

[17] No direct SaaS or software exposure. Portfolio concentrated in non-sponsored middle market companies across diversified end markets. Subject to change.

[18] Floating rate as % of total portfolio at FMV. Excludes equity and non-accrual debt.

[19] WA number of financial maintenance covenants per credit agreement, weighted by FMV as of reporting date.

[20] Watch list: portfolio company is placed on watch list when its internal performance rating is 4 or 5 on the Adviser's 1–5 scale (1 = Least risk; 2 = Acceptable; 3 = Below expectations; 4 = Materially below; 5 = Substantially below/not expected repaid in full). Based on FMV as of December 31, 2025. Subjective assessments by LS Adviser. Watch list status does not necessarily indicate that a loss will be realized.

[21] WA interest coverage based on FMV of performing debt, excluding investments where interest coverage is not an appropriate credit risk measure.

[22] Net leverage (Net Debt/EBITDA) weighted by FMV. Net debt includes debt that ranks both senior and equally with the tranche of debt owned by us but excludes debt that is legally and contractually subordinated in right of payment to debt owned by us.

[23] LTV: WA loan-to-value across debt portfolio. Total senior and pari passu debt / enterprise value, weighted by FMV.

[24] WA remaining time to contractual maturity, weighted by FMV. May differ from actual due to prepayments, extensions, or defaults. Not indicative of actual duration.

Notes and Definitions

[25] Computed based on (a) the annual actual interest rate or yield earned plus amortization of fees and discounts on the performing debt and other income producing investments as of the reporting date, divided by (b) the total investments (including investments on non-accrual and non-income producing investments) at amortized cost or fair value. This calculation excludes exit fees that are receivable upon repayment of certain loan investments.

[26] Industry exposures based on GICS codes.

[27] Goal2030™: (1) 100K Working-Class jobs / 150K total; (2) 50% managerial assistance adoption; (3) 50% portfolio in Working-Class communities. Aspirational; not a measure of investment performance.

[28] "Working-Class": income <80% of Area Median Income per CRA/ FFIEC. Thresholds vary by geography. Based on portfolio company compensation data.

[29] Borrowers in Working-Class Areas or Substantial Employers (>50% workforce) of Working-Class People, per W-2/1099 filings.

[30] Managerial Assistance Adoption: engagement of providers through a service provider or workplace benefit policy changes. Services include emergency savings, zero-interest loans, credit- building, retirement solutions, financial coaching, hiring/retention support. Counted per company regardless of utilization. Does not measure individual worker outcomes.

[31] Turnover: total terminations / avg. employees. Self -reported by portfolio companies; accuracy and methodologies may vary.

[32] Medical Care Benefits: participation as % of eligible workers. Self - reported; 40 employees from non-reporting companies excluded. As of December 31, 2025.

[33] Retirement Plans (defined benefit & defined contribution): participation as % of eligible workers. Self -reported; 40 employees from non-reporting companies excluded.

[34] Interest rate step-downs for managerial assistance adoption. Cumulative savings ITD through December 31, 2025. Reduces BDC interest income, potentially impacting distributions. There is no guarantee that rate step-downs will result in improved employee outcomes or portfolio company performance.

[35] Per Share data uses weighted avg. shares outstanding. NAV per share as of last day of each fiscal quarter; may fluctuate materially. Not indicative of future performance.